SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 9, 2003

August Technology Corporation

(Exact Name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-30637	41-1729485
(Commission File Number)	(I.R.S. Employer Identification Number)

4900 West 78th Street
Bloomington, MN	55435
(Address of Principal Executive Offices)	(Zip Code)

952-820-0080

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.                    Financial Statements and Exhibits.

                                (a)           Financial statements:  None.

                                (b)           Pro forma financial information:  None.

                                (c)           Exhibits:

                                                99            Press Release dated April 9, 2003

Item 9.                    Regulation FD Disclosure.

                On April 9, 2003, August Technology Corporation issued a press release announcing the hiring of Stanley D. Piekos as its Chief Financial Officer.  The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 10, 2003

AUGUST TECHNOLOGY CORPORATION

By /s/	David L. Klenk
David L. Klenk, President and
Chief Operating Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

AUGUST TECHNOLOGY CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
April 9, 2003	000-30637

EXHIBIT NO.	ITEM

99	Press Release dated April 9, 2003